SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

____________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 29, 2004
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ICO, INC.
(Exact name of registrant as specified in its charter)

Texas (State or other jurisdiction of incorporation)	000-10068 (Commission File Number)	76-0566682 (I.R.S. Employer Identification No.)

5333 Westheimer Road
Suite 600
Houston, Texas 77056
(Address of principal executive offices and zip code)

(713) 351-4100
(Registrant’s telephone number, including area code)

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.

(c)  Exhibits

Exhibit        Description

99.1      Press Release dated January 29, 2004

Item 12.   Results of Operations and Financial Condition

On January 29, 2004, ICO, Inc. issued a press release announcing its financial results for the quarter ended December 31, 2003. A copy of the press release is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.

As provided in General Instructions B.2 and B.6 of Form 8-K, this information shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

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SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ICO, INC.

Date: January 30, 2004

	By:	/s/ Jon C. Biro

	Name:	Jon C. Biro

	Title:	Interim Chief Executive Officer and

Chief Financial Officer

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EXHIBIT INDEX
    Exhibit   Description

    99.1     Press Release dated January 29, 2004

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